Certificate No. ______ For ________ Shares Issued to ______________________________

Dated ____________________, 20 ____ Receipt acknowledged ______________________________

Transferred from ____________ / /20

No. Original Certificate	No. Original Shares	No. Of Shares Transferred

NUMBER

INCORPORATED UNDER THE LAWS OF

SHARES

NEVADA



Par Value $0.001

HEALTH IN TECH, INC.

This Certifies that ______________________________ is the owner of ______________________________ fully paid and non-assessable Shares of the Capital Stock of the above named Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate ______ duly authorized and its Corporate Seal to be hereunto affixed this ______ ______

______________________ ______________________ ______________________

Lori Babcock TREASURER/SECRETARY Tim Johnson PRESIDENT

EXPLANATION OF ABBREVIATIONS

The following abbreviations, when used in the inscription of ownership on the face of this certificate, shall be construed as if they were written out in full according to applicable laws or regulations. Abbreviations, in addition to those appearing below, may be used.

JT TEN	As joint tenants with right of survivorship and not as tenants in common	TEN ENT	As tenants by the entireties
TEN COM	As tenants in common	UNIF GIFT MIN ACT	Uniform Gifts to Minors Act
		CUST	Custodian for
		UNIF TRANS MIN ACT	Uniform Transfers to Minors Act

For Value Received, ________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

________________________ *Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint*

________________________________ *Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

Dated ________________ *20* ___

In presence of

________________________ ________________________

NOTICE: THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

CERTIFICATE

FOR ____ SHARES

OF

Issued to

Dated

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.